Exhibit 99.1

               Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Gary C. Wendt, state and attest that:


(1) To the best of my knowledge, based upon a review of the covered reports of Conseco, Inc., and, except as corrected or supplemented in a subsequent covered report:

      o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o Annual Report of Conseco, Inc. on Form 10-K for the year ended December 31, 2001;

      o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Conseco, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o any amendments to any of the foregoing.


                                           CONSECO, INC.

August 14, 2002
                                           By:  /s/ Gary C. Wendt
                                               ------------------------
                                               Gary C. Wendt
                                                 Chairman of the Board, Chief
                                                 Executive Officer and Director



                                           Subscribed and sworn to
                                           before me this 14th day of
                                           August, 2002

                                           By:  /s/ Teresa A. Turner
                                               -------------------------
                                               Teresa A. Turner
                                                 Notary Public
                                                 My Commission Expires: 01/12/07